VANGUARD
GROWTH AND INCOME
PORTFOLIO

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARDGROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


     John C. Bogle                     John J. Brennan
     Chairman                          President




[PHOTO]

CONTENTS
   A MESSAGE TO OUR SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . .   1
   THE MARKETS IN PERSPECTIVE   . . . . . . . . . . . . . . . . . . . . . . . . . .   4
   REPORT FROM THE ADVISER  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
   PORTFOLIO PROFILE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
   PERFORMANCE SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
   FINANCIAL STATEMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
   REPORT OF INDEPENDENT ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . . . . .  19

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Vanguard Growth and Income Portfolio provided a stellar return of +35.6% in 1997 as the U.S. stock market turned in another astonishing performance, capping a three-year run during which market averages more than doubled.

     The Portfolio (formerly designated Vanguard Quantitative Portfolios) not only smartly outpaced the average value mutual fund but also topped the unmanaged Standard & Poor's 500 Composite Stock Price Index. The adjacent table presents the twelve-month total return (capital change plus reinvested dividends) of the Portfolio and its two comparative standards. Our return is based on an increase in net asset value from $22.23 per share on December 31, 1996, to $26.19 per share on December 31, 1997, with the latter figure adjusted for dividends of $0.42 per share paid from net investment income and distributions totaling $3.18 per share paid from net realized capital gains.

------------------------------------------------------------
                                             TOTAL RETURNS
                                              YEAR ENDED
                                           DECEMBER 31, 1997
------------------------------------------------------------
Vanguard Growth and
   Income Portfolio*                              +35.6%
------------------------------------------------------------
Average Value Fund                                +27.7%
------------------------------------------------------------
S&P 500 Index                                     +33.4%
------------------------------------------------------------

*Vanguard Quantitative Portfolios prior to April 30, 1997.

THE FINANCIAL MARKETS IN BRIEF

The historic bull market in U.S. stocks that began in August 1982 continued in impressive fashion during 1997. The economy, employment, and corporate earnings all grew solidly, and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news couldn't have been better. The sole dark cloud--severe turmoil in Asian economies and currencies--only briefly darkened Wall Street's mood. After a sharp decline in October--the S&P 500 Index tumbled -7% on October 27 alone--stocks resumed their climb, and the Index produced a +33.4% return for the year.

     Long-term interest rates rose through the first quarter of 1997 on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April, but drifted lower throughout the year as inflation news got better, not worse. The 30-year Treasury's yield ended the year at 5.92%, 72 basis points below its level of 6.64% at the end of 1996.

     Short-term interest rates bottomed out in June and began an irregular climb that was apparently due to sales of short-term Treasuries by foreign central banks and investors. At year-end 1997, the yield on three-month U.S. Treasury bills was 5.35%, up from 5.17% when the year began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a very slim 0.57 percentage point on December 31, 1997. Such a "flattening" of the yield curve has more often than not been the precursor of a slowdown in the economy.

1997 PERFORMANCE OVERVIEW

Your Portfolio's +35.6% return during 1997 was the second highest in its eleven-year history, trailing only the +35.9% gain in 1995. More important, because our adviser's mandate is to exceed the returns on the S&P 500 Index while paralleling its risk characteristics, the Portfolio surpassed that goal by +2.2 percentage points. We achieved a far more substantial margin of +7.9 percentage points over our average competitor--more than a 28% enhancement.

     The adviser's excellent stock selection, using its computer-driven quantitative techniques, enhanced returns in several sectors. Our selection of financial-services stocks, the market's best sector for the year with a +46.9% return, provided the Portfolio with a +54.7% return. The Portfolio also benefited from its heavier concentration in this sector (19.0% of assets on average during the year, versus 16.5% for the S&P 500 Index). In technology stocks, the Portfolio gained +38.3%, compared with the +28.4% return from the sector for the Index. Lagging returns among our health care (+29.2%) and consumer staples (+25.9%) selections proved our major negatives, partially offset by solid selections in consumer services and even in the oil sector, a market laggard.

     The Portfolio got a boost versus its competitors from the stock market's bias toward large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, outdistanced by more than 6 percentage points the +27.2% return on the Russell 2800 Index, a good barometer of mid-cap stocks. This worked to our advantage in 1997, when the Portfolio held but 20% of its assets in mid- and small-cap stocks, while the average large value fund held a 30% position--half again as much in these less-robust equities.

LONG-TERM PERFORMANCE OVERVIEW

The table below compares the Portfolio's record over the decade ended December 31, 1997, with those of the average value fund and the S&P 500 Index. It also shows how much a hypothetical $10,000 investment made in each on December 31, 1987, would have grown, assuming the reinvestment of all income dividends and capital gains distributions. As the table shows, we have earned an average of +2.8% more per year than the average value fund. That advantage adds up dramatically over a decade. An investment of $10,000 in the Portfolio on December 31, 1987, would have grown to $53,807 over ten years, compared with $42,405 for our average competitor. The additional $11,402 wealth created over the decade is 114% of the entire initial stake.

------------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                          10 YEARS ENDED DECEMBER 31, 1997
                                          ------------------------------------
                                          AVERAGE            FINAL VALUE OF
                                          ANNUAL               A $10,000
                                           RATE            INITIAL INVESTMENT
------------------------------------------------------------------------------
Vanguard Growth and
   Income Portfolio                       +18.3%                     $53,807
------------------------------------------------------------------------------
Average Value Fund                        +15.5%                     $42,405
------------------------------------------------------------------------------
S&P 500 Index                             +18.1%                     $52,567
------------------------------------------------------------------------------

     It is a pleasure to report that we also have outperformed the S&P 500 Index over the decade, though by a small margin. The Index, as you know, is a tough competitor for all actively managed mutual funds because it exists only on paper and has none of the operating and transaction costs that all mutual funds bear to one degree or another. To be sure, index mutual funds are indeed available, but even the lowest-cost ones tend to lag the Index by about the 0.20% expense ratios (operating costs as a percentage of average net assets) that they incur. Thus we would have eked out a margin of about 0.40% per year over such a fund.

     In respect to cost, the Portfolio has a significant advantage over competing mutual funds; our annual expense ratio of 0.36% is nearly a full percentage point below the 1.23% expense ratio of the average value fund. We fully expect this advantage of nearly

1% to persist, regardless of the direction of the financial markets. As mutual fund investors are slowly learning, costs matter.

     We stress that the long-term returns shown in the table were unusually high. They encompass a ten-year period without a single severe downturn in the U.S. stock market. But there will surely be individual down years ahead, and we caution that returns from the Growth and Income Portfolio, and from the U.S. stock market in general, will almost certainly be less generous over the next decade than during the one just past.

IN SUMMARY

Returns from the U.S. stock market over the past three calendar years--indeed over the past 15 years--have no precedent in American financial history. While investors have every reason to be grateful for the bounty of the financial markets, they also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in investing in stocks. Make no mistake--the market will from time to time demonstrate these risks.

     However, the greatest risk is failure to invest in the first place. We believe that the stock market's risks can be partially offset by holding a balanced portfolio that also includes bond funds and money market funds. Investors who maintain such portfolios--allocated in accordance with their time horizon, financial situation, and tolerance for market volatility--are prepared to "stay the course" toward their investment objectives, no matter what the future has in store.



/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN

John C. Bogle                                             John J. Brennan
Chairman of the Board                                     President

January 13, 1998

THE MARKETS IN PERSPECTIVE

Year Ended December 31, 1997

U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

     As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.



------------------------------------------------------------------------------
                                                  AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED DECEMBER 31, 1997
                                               -------------------------------
                                               1 YEAR     3 YEARS      5 YEARS
------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                33.4%        31.2%       20.3%
  Russell 2000 Index                           22.4         22.3        16.4
  MSCI EAFE Index                               2.1          6.6        11.7
------------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                   9.7%        10.4%        7.5%
  Lehman 10-Year Municipal Bond Index           9.2         10.2         7.6
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index                   5.3          5.4         4.7
------------------------------------------------------------------------------
OTHER
  Consumer Price Index                          1.7%         2.5%        2.6%
------------------------------------------------------------------------------

     The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

     The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

     The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

We are pleased to report on our investment results for the year ended December 31, 1997. The Portfolio's return of 35.6% exceeded those of the unmanaged S&P 500 Index and the average value (growth and income) mutual fund. Indeed, your Portfolio's return in 1997 surpassed those earned by more than 90% of the funds in Morningstar's growth and income fund category, a record we have achieved in each of the four periods presented in the table at right.


------------------------------------------------------------------
      RANK OF VANGUARD GROWTH AND INCOME PORTFOLIO
             AMONG GROWTH AND INCOME FUNDS
               THROUGH DECEMBER 31, 1997
------------------------------------------------------------------
Last 10 years                                      7th out of 133
Last 5 years                                      16th out of 251
Last 3 years                                      19th out of 410
Last 1 year                                       25th out of 610
------------------------------------------------------------------

Source: Morningstar, Inc.

     Large-capitalization stocks were the market's clear leaders both in the fourth quarter of 1997 and for the full year. The largest 25 stocks in the S&P 500 Index earned a total return of 4.1% during the fourth quarter, while the entire Index returned 2.9%. For the full year, the largest 25 stocks outperformed the entire Index by more than 5 percentage points. Most actively managed stock portfolios have trouble matching the Index when its largest components are so heavily influencing its gains. By the same token, when the largest components of the Index are laggards, managed portfolios typically perform better than the Index.

     Despite the dominance of the very largest stocks, with the implied challenge for a managed fund such as your Portfolio, we were able to outperform the Index in 1997 because of our analytical approach to selecting stocks.

     We build and maintain the Portfolio by making a series of analytical measurements on a large universe of securities. In attempting to identify those stocks that are undervalued, we use three basic types of measures:

     - Fundamental momentum measures. These analytical yardsticks are employed to identify companies whose business and near-term business prospects are relatively strong.

     - Relative value measures. These quantify the attractiveness of a stock's price in relation to such financial measures as book value, sales, or earnings.

     - Future cash flow. These analytical measures identify likely favorable payoffs in terms of future earnings and dividends for an investment made today.

     Vanguard Growth and Income Portfolio uses these measures of value in developing investment strategies. Applying a variety of yardsticks to security selection will, we believe, help us to deliver consistent results. The long-term performance comparisons above lend credence to our view. Each method of determining value contributed to our strong results during 1997, helping us to surpass both our average peer and the unmanaged Index.

     We emphasize a point that we try to make in every shareholder report: We are long-term investors. We do not expect to be near the top of a list of equity funds for every short-term period of comparison. We are, of course, happy when this is the case; however, our goal is to be at the top of these lists over the long term.

Our investors should have a long-range perspective and a desire for exposure to the stock market. We expect to be fully invested in equities as a matter of investment policy. Our goal is to provide superior equity returns over extended periods.

     Our outlook is positive. We have demonstrated an ability to outperform most active managers in a period that has been difficult for active management. In periods when active managers generally outperform indexing, we believe that we will outperform to a meaningful degree both our peers and indexing alternatives.

     We believe that our past success illustrates the effectiveness of the Franklin game plan, which is to seek to win while avoiding periods of major underperformance versus our benchmark. Our goal with your assets is to be consistently above average. We believe that consistency builds strong long-term performance, and that it will continue to make Vanguard Growth and Income Portfolio an attractive option for equity investors.

John Nagorniak
Franklin Portfolio Associates

January 12, 1998

INVESTMENT PHILOSOPHY

The Portfolio reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.

PORTFOLIO PROFILE

Growth and Income Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------------
                     GROWTH AND INCOME            S&P 500
---------------------------------------------------------
Number of Stocks                   116                500
Median Market Cap               $23.0B             $34.1B
Price/Earnings Ratio             19.7x              21.9x
Price/Book Ratio                  3.4x               4.1x
Yield                             1.6%               1.6%
Return on Equity                 18.8%              20.4%
Earnings Growth Rate             15.9%              17.6%
Foreign Holdings                  2.9%               1.9%
Turnover Rate                      66%                 --
Expense Ratio                    0.36%                 --
Cash Reserves                     0.7%                 --

INVESTMENT FOCUS
---------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------
             GROWTH AND INCOME    S&P 500
-----------------------------------------
R-Squared                 0.96       1.00
Beta                      1.04       1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------
American International Group, Inc.   3.5%
Merck & Co., Inc.                    3.3
Ford Motor Co.                       3.1
Dayton-Hudson Corp.                  2.8
Bell Atlantic Corp.                  2.7
Morgan Stanley, Dean Witter,
   Discover and Co.                  2.6
Dow Chemical Co.                     2.6
Compaq Computer Corp.                2.5
AirTouch Communications, Inc.        2.4
Tyco International Ltd.              2.4
-----------------------------------------
Top Ten                             27.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------------------------
                                         DECEMBER 31, 1996      DECEMBER 31, 1997
                                        ---------------------------------------------
                                        GROWTH AND INCOME  GROWTH AND INCOME  S&P 500
                                        ---------------------------------------------
AUTO & TRANSPORTATION                           4.2%              5.4%          3.5%
CONSUMER DISCRETIONARY                         14.1              11.8           9.8
CONSUMER STAPLES                                7.3               6.0          11.5
FINANCIAL SERVICES                             16.3              20.8          17.7
HEALTH CARE                                    11.5              10.3          11.4
INTEGRATED OILS                                 6.7               5.9           7.2
OTHER ENERGY                                    3.6               3.3           1.4
MATERIALS & PROCESSING                          8.9               8.2           5.8
PRODUCER DURABLES                               7.4               4.7           4.0
TECHNOLOGY                                      5.9               9.7          11.2
UTILITIES                                       9.1              10.9          10.6
OTHER                                           5.0               3.0           5.9
-------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY

Growth and Income Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 10, 1986-DECEMBER 31, 1997
------------------------------------------
      GROWTH AND INCOME PORTFOLIO S&P 500
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
------------------------------------------
1986     -3.1%    0.0%    -3.1%     -3.3%
1987      1.8     2.2      4.0       5.3
1988     13.1     3.7     16.8      16.6
1989     27.6     4.4     32.0      31.7
1990     -5.7     3.3     -2.4      -3.1
1991     26.4     3.9     30.3      30.5
1992      4.2     2.8      7.0       7.6
1993     11.4     2.4     13.8      10.1
1994     -3.1     2.5     -0.6       1.3
1995     33.1     2.8     35.9      37.6
1996     20.9     2.2     23.1      23.0
1997     33.5     2.1     35.6      33.4
------------------------------------------

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1987-DECEMBER 31, 1997
------------------------------------------------------------

            Growth and Income   Average Value   S&P 500
                Portfolio          Fund          Index
 1987  12           10000         10000         10000
 1988  03           10655         10678         10569
 1988  06           11408         11255         11273
 1988  09           11408         11285         11312
 1988  12           11680         11506         11661
 1989  03           12544         12192         12488
 1989  06           13619         13063         13590
 1989  09           15095         14193         15045
 1989  12           15417         14179         15356
 1990  03           15025         13795         14894
 1990  06           15843         14454         15831
 1990  09           13683         12655         13655
 1990  12           15041         13542         14879
 1991  03           17202         15422         17040
 1991  06           17032         15335         17001
 1991  09           17988         16359         17910
 1991  12           19597         17450         19412
 1992  03           19104         17333         18922
 1992  06           19152         17309         19282
 1992  09           19632         17962         19890
 1992  12           20970         18955         20891
 1993  03           22269         19738         21803
 1993  06           22660         19838         21910
 1993  09           23478         20744         22476
 1993  12           23869         21081         22997
 1994  03           22884         20342         22125
 1994  06           22732         20219         22218
 1994  09           23753         21346         23304
 1994  12           23723         20917         23300
 1995  03           25904         22541         25569
 1995  06           28344         24323         28010
 1995  09           30865         26396         30236
 1995  12           32247         27470         32056
 1996  03           34149         28862         33777
 1996  06           35334         29772         35293
 1996  09           36328         30999         36384
 1996  12           39684         33214         39416
 1997  03           40405         33425         40473
 1997  06           47224         38298         47539
 1997  09           52892         42206         51099
 1997  12           53807         42405         52567
------------------------------------------------------------

---------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED DECEMBER 31, 1997
                             --------------------------------  FINAL VALUE OF A
                                1 YEAR  5 YEARS   10 YEARS    $10,000 INVESTMENT
---------------------------------------------------------------------------------
Growth and Income Portfolio     35.59%   20.74%    18.33%           $53,807
Average Value Fund              27.67    17.47     15.54             42,405
S&P 500 Index                   33.36    20.27     18.05             52,567
---------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
---------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                   --------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
---------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO     12/10/1986  35.59%   20.74%    15.31%   3.02%   18.33%
---------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

December 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------
                                                                    MARKET
GROWTH AND                                                          VALUE*
INCOME PORTFOLIO                                   SHARES            (000)
----------------------------------------------------------------------------
COMMON STOCKS (96.2%)(1)
----------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.2%)
 -     Federal Express Corp.                      439,200      $    26,819
       Ford Motor Co.                           1,377,000           67,043
 -     Halter Marine Group, Inc.                   20,253              585
       Union Pacific Corp.                        228,000           14,236
 -     Yellow Corp.                                78,200            1,960
                                                               ------------
                                                                   110,643
                                                               ------------
CONSUMER DISCRETIONARY (11.3%)
 -     AccuStaff, Inc.                             94,000            2,162
       Alberto-Culver Co. Class B                 145,600            4,668
       Browning-Ferris Industries, Inc.           220,000            8,140
 -     Costco Cos., Inc.                          145,900            6,502
       Dayton-Hudson Corp.                        879,300           59,353
       Deluxe Corp.                               202,500            6,986
       The Walt Disney Co.                        266,600           26,410
       Gannett Co., Inc.                          414,300           25,609
       Home Depot, Inc.                           616,900           36,320
       Knight-Ridder, Inc.                         58,000            3,016
 -     Robert Half International, Inc.             18,150              726
 -     Ryan's Family Steak Houses, Inc.           317,300            2,717
       TJX Cos., Inc.                             250,200            8,601
       Tribune Co.                                237,400           14,778
       Wal-Mart Stores, Inc.                      438,200           17,282
       Whirlpool Corp.                            351,800           19,349
                                                               ------------
                                                                   242,619
                                                               ------------
CONSUMER STAPLES (5.8%)
       The Coca-Cola Co.                          288,200           19,201
       ConAgra, Inc.                              167,900            5,509
       Adolph Coors Co. Class B                   199,600            6,612
       Interstate Bakeries Corp.                  141,800            5,300
       Philip Morris Cos., Inc.                   567,300           25,706
       Procter & Gamble Co.                       141,968           11,331
       The Quaker Oats Co.                        566,500           29,883
       SuperValu Inc.                             480,100           20,104
                                                               ------------
                                                                   123,646
                                                               ------------
FINANCIAL SERVICES (20.0%)
       Aegon NV ARS                                62,208            5,575
       H.F. Ahmanson & Co.                        289,500           19,378
       Allstate Corp.                              70,800            6,434
       American International
         Group, Inc.                              690,075           75,046
       Automatic Data Processing, Inc.            133,300            8,181
       BankAmerica Corp.                          612,400           44,705
       Bankers Trust New York Corp.               135,000           15,179
       Citicorp                                    57,800            7,308
       Conseco Inc.                               283,500           12,882
       The Dun & Bradstreet Corp.                 201,700            6,240
       First Union Corp.                          116,000            5,945
       Green Tree Financial Corp.                 519,300           13,599
       The Hartford Financial
         Services Group Inc.                      131,700           12,322
       Jefferson-Pilot Corp.                      119,000            9,267
       Merrill Lynch & Co., Inc.                  190,900           13,924
       J.P. Morgan & Co., Inc.                    383,000           43,231
       Morgan Stanley, Dean Witter,
         Discover and Co.                         954,855           56,456
       NationsBank Corp.                          337,400           20,518
       Torchmark Corp.                             61,200            2,574
       Travelers Group Inc.                       933,300           50,282
                                                               ------------
                                                                   429,046
                                                               ------------

----------------------------------------------------------------------------
                                                                    MARKET
GROWTH AND                                                          VALUE*
INCOME PORTFOLIO                                   SHARES            (000)
----------------------------------------------------------------------------
HEALTH CARE (10.0%)
       Abbott Laboratories                        303,240      $    19,881
 -     ALZA Corp.                                 311,600            9,913
       American Home Products Corp.               159,800           12,225
 -     Beverly Enterprises, Inc.                  288,300            3,748
       Cardinal Health, Inc.                      426,400           32,033
 -     HEALTHSOUTH Corp.                          358,000            9,934
       Johnson & Johnson                          538,800           35,493
       Merck & Co., Inc.                          663,900           70,539
 -     PharMerica, Inc.                           131,205            1,361
       United Healthcare Corp.                    198,900            9,883
 -     Wellpoint Health Networks Inc.
         Class A                                  192,200            8,120
                                                               ------------
                                                                   213,130
                                                               ------------
INTEGRATED OILS (5.6%)
       Ashland, Inc.                              140,300            7,532
       Atlantic Richfield Co.                     178,900           14,334
       Exxon Corp.                                544,800           33,335
       Mobil Corp.                                193,200           13,947
       Pennzoil Co.                               286,200           19,122
       Phillips Petroleum Co.                      75,900            3,691
       Royal Dutch Petroleum Co. ADR              275,600           14,934
       Sun Co., Inc.                              336,400           14,150
                                                               ------------
                                                                   121,045
                                                               ------------
OTHER ENERGY (3.2%)
       Baker Hughes, Inc.                         231,800           10,112
       Burlington Resources, Inc.                 150,900            6,762
       Helmerich & Payne, Inc.                     78,300            5,315
       Schlumberger Ltd.                          567,000           45,644
                                                                ------------
                                                                    67,833
                                                                ------------
MATERIALS & PROCESSING (7.9%)
       Archer-Daniels-Midland Co.                 484,764           10,513
       Avery Dennison Corp.                       241,800           10,821
       Centex Corp.                               268,700           16,911
       Crown Cork & Seal Co., Inc.                112,100            5,619
       Dow Chemical Co.                           538,200           54,627
       Moore Corp. Ltd.                           586,700            8,874
       Nucor Corp.                                314,000           15,170
       Phelps Dodge Corp.                          71,200            4,432
       Praxair, Inc.                              342,200           15,399
       USX-U.S. Steel Group, Inc.                 581,100           18,159
       Union Camp Corp.                           170,900            9,175
                                                               ------------
                                                                   169,700
                                                               ------------
PRODUCER DURABLES (4.5%)
       Caterpillar, Inc.                          604,400           29,351
       Dover Corp.                                 95,800            3,461
       Ingersoll-Rand Co.                         690,650           27,971
       Lockheed Martin Corp.                       69,478            6,844
       Parker Hannifin Corp.                      269,400           12,359
       Raychem Corp.                              244,600           10,533
       Snap-On Inc.                               131,100            5,719
                                                                ------------
                                                                    96,238
                                                                ------------
TECHNOLOGY (9.4%)
 -     Bay Networks, Inc.                         149,700            3,827
       Compaq Computer Corp.                      959,550           54,155
       General Dynamics Corp.                     173,900           15,031
       Hewlett-Packard Co.                        219,000           13,687
       Intel Corp.                                184,900           12,978
       Lucent Technologies, Inc.                  351,431           28,071
 -     Microsoft Corp.                            287,600           37,154
 -     National Semiconductor Corp.                34,600              897
 -     Oracle Corp.                               382,350            8,507
 -     Silicon Graphics, Inc.                     519,200            6,458
 -     Sun Microsystems, Inc.                     143,300            5,714
 -     Tech Data Corp.                            264,400           10,279
       Texas Instruments, Inc.                     86,800            3,906
                                                               ------------
                                                                   200,664
                                                               ------------
UTILITIES (10.4%)
 -     AirTouch Communications, Inc.            1,255,900           52,198
       ALLTEL Corp.                               160,600            6,595
       American Electric Power
         Co., Inc.                                131,900            6,809
       Ameritech Corp.                             43,400            3,494
       Bell Atlantic Corp.                        625,700           56,939
       Carolina Power & Light Co.                  81,400            3,454
       Houston Industries, Inc.                   835,800           22,305
       Northern States Power Co.                  240,800           14,027
       PP&L Resources Inc.                        640,500           15,332
       PacifiCorp                                 520,300           14,211
       Public Service Enterprise
         Group, Inc.                              889,900           28,199
                                                               ------------
                                                                   223,563
                                                               ------------
OTHER (2.9%)
       Cooper Industries, Inc.                    214,800           10,525
       Tyco International Ltd.                  1,140,700           51,402
                                                                ------------
                                                                    61,927
                                                                ------------
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $1,563,571)                                            2,060,054
----------------------------------------------------------------------------

                                                      FACE
                                                    AMOUNT
                                                     (000)
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.1%)
----------------------------------------------------------------------------
U.S. TREASURY BILL
(2)    5.07%, 3/19/1998                        $    2,900            2,869
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998                                106,989          106,989
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $109,858)                                                 109,858
----------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
   (COST $1,673,429)                                             2,169,912
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                                      (000)
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
----------------------------------------------------------------------------
 Other Assets--Note C                                          $     40,252
 Liabilities                                                        (68,355)
                                                                ------------
                                                                    (28,103)
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
 Applicable to 81,788,476 outstanding
  $.001 par value shares
  (authorized 1,000,000,000 shares)                              $2,141,809
============================================================================

NET ASSET VALUE PER SHARE                                            $26.19
============================================================================

  *See Note A in Notes to Financial Statements.
  - Non-Income-Producing Security.
(1)The combined market value of common stocks and S&P 500 Index futures contracts represents 99.3% of net assets.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
ARS--American Registered Share.


----------------------------------------------------------------------------
                                                AMOUNT                  PER
                                                 (000)                SHARE
----------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
Paid in Capital                             $1,593,408               $19.48
Undistributed Net
  Investment Income                                 87                   --
Accumulated Net Realized Gains                  51,244                  .63
Unrealized Appreciation--Note E
  Investment Securities                        496,483                 6.07
  Futures Contracts                                587                  .01
----------------------------------------------------------------------------
NET ASSETS                                  $2,141,809               $26.19
============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------
                                                          GROWTH AND INCOME PORTFOLIO
                                                         YEAR ENDED DECEMBER 31, 1997
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                               $  30,728
   Interest                                                                    4,727
                                                                           ----------
      Total Income                                                            35,455
                                                                           ----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                2,231
      Performance Adjustment                                                    (244)
   The Vanguard Group--Note C
      Management and Administrative                                            3,537
      Marketing and Distribution                                                 381
   Taxes (other than income taxes)                                               124
   Custodian Fees                                                                 12
   Auditing Fees                                                                   9
   Shareholders' Reports                                                          57
   Annual Meeting and Proxy Costs                                                 18
   Directors' Fees and Expenses                                                    4
                                                                           ----------
      Total Expenses                                                           6,129
      Expenses Paid Indirectly--Note C                                          (131)
                                                                           ----------
      Net Expenses                                                             5,998
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         29,457
-------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                213,983
   Futures Contracts                                                          13,285
-------------------------------------------------------------------------------------
REALIZED NET GAIN                                                            227,268
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                     234,161
   Futures Contracts                                                              17
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             234,178
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $490,903
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                                                  GROWTH AND INCOME PORTFOLIO
                                                                    YEAR ENDED DECEMBER 31,
                                                                 --------------------------------
                                                                           1997             1996
                                                                          (000)            (000)
-------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                             $   29,457       $   21,806
   Realized Net Gain                                                    227,268          132,043
   Change in Unrealized Appreciation (Depreciation)                     234,178           77,181
                                                                 --------------------------------
      Net Increase in Net Assets Resulting from Operations              490,903          231,030
                                                                 --------------------------------
DISTRIBUTIONS
   Net Investment Income                                                (29,804)         (21,371)
   Realized Capital Gain                                               (226,698)         (96,032)
                                                                 --------------------------------
      Total Distributions                                              (256,502)        (117,403)
                                                                 --------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                               825,200          352,761
   Issued in Lieu of Cash Distributions                                 245,739          112,927
   Redeemed                                                            (448,946)        (203,347)
                                                                 --------------------------------
      Net Increase from Capital Share Transactions                      621,993          262,341
-------------------------------------------------------------------------------------------------
   Total Increase                                                       856,394          375,968
-------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                  1,285,415          909,447
                                                                 --------------------------------
   End of Year                                                       $2,141,809       $1,285,415
=================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                31,457           16,557
   Issued in Lieu of Cash Distributions                                   9,936            5,223
   Redeemed                                                             (17,430)          (9,549)
                                                                 --------------------------------
      Net Increase in Shares Outstanding                                 23,963           12,231
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


-----------------------------------------------------------------------------------------------------------------
                                                                         GROWTH AND INCOME PORTFOLIO
                                                                           YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997      1996       1995        1994       1993
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $22.23    $19.95     $15.56      $16.45     $16.30
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .41       .41        .41         .40        .40
  Net Realized and Unrealized Gain (Loss) on Investments        7.15      4.09       5.14        (.50)      1.83
                                                            -----------------------------------------------------
      Total from Investment Operations                          7.56      4.50       5.55        (.10)      2.23
                                                            -----------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.42)     (.40)      (.42)       (.39)      (.39)
  Distributions from Realized Capital Gains                    (3.18)    (1.82)      (.74)       (.40)     (1.69)
                                                            -----------------------------------------------------
      Total Distributions                                      (3.60)    (2.22)     (1.16)       (.79)     (2.08)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $26.19    $22.23     $19.95      $15.56     $16.45
=================================================================================================================

TOTAL RETURN                                                  35.59%    23.06%     35.93%      -0.61%     13.83%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                          $2,142    $1,285       $909        $596       $531
  Ratio of Total Expenses to Average Net Assets                0.36%     0.38%      0.47%       0.48%      0.50%
  Ratio of Net Investment Income to Average Net Assets         1.74%     1.97%      2.25%       2.50%      2.22%
  Portfolio Turnover Rate                                        66%       75%        59%         71%        85%
  Average Commission Rate Paid                                $.0388    $.0333        N/A         N/A        N/A
-----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Portfolio (formerly Vanguard Quantitative Portfolios) is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. FUTURES: The Portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The Portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Franklin Portfolio Associates provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended December 31, 1997, the advisory fee represented an effective annual basic rate of 0.13% of the Portfolio's average net assets before a decrease of $244,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At December 31, 1997, the Portfolio had contributed capital of $138,000 to Vanguard (included in Other Assets), representing 0.6% of Vanguard's capitalization. The Portfolio's Directors and officers are also Directors and officers of Vanguard.

    Vanguard has asked the Portfolio's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's administrative expenses. For the year ended December 31, 1997, these arrangements reduced the Portfolio's expenses by $131,000 (0.01% of average net assets).

D. During the year ended December 31, 1997, the Portfolio purchased $1,443,991,000 of investment securities and sold $1,058,763,000 of investment securities, other than U.S. government securities and temporary cash investments.

E. At December 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $496,483,000, consisting of unrealized gains of $522,701,000 on securities that had risen in value since their purchase and $26,218,000 in unrealized losses on securities that had fallen in value since their purchase.

    At December 31, 1997, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized appreciation were:

         ---------------------------------------------------------------------
                                                            (000)
                                               -------------------------------
                                                  AGGREGATE
                                  NUMBER OF       SETTLEMENT      UNREALIZED
         FUTURES CONTRACTS      LONG CONTRACTS      VALUE        APPRECIATION
         ---------------------------------------------------------------------
         S&P 500 Index               270           $66,089          $587
         ---------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Growth and Income Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Portfolio (formerly Vanguard Quantitative Portfolios, hereafter referred to as the "Portfolio") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD GROWTH AND INCOME
PORTFOLIO

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

     The Portfolio designates $143,763,000 as capital gains dividends (from net long-term capital gains), of which $93,832,000 was distributed to shareholders in December 1997 and $49,931,000 will be distributed in March 1998. Of the $143,763,000 capital gain dividends, the Portfolio designates $95,905,000 as a 20% rate gain distribution.

     For corporate shareholders, 26.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

[PHOTO]

DIRECTORS AND OFFICERS

JOHN C. BOGLE

Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN

President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN

Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER

Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY

President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL

Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.

Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL

President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.

Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON

Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY

Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND

Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST

Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

         "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.
        Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000"
                     are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS

Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
  Aggressive Growth Portfolio
  Capital Opportunity Portfolio
  Global Equity Portfolio
Index Trust
  500 Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Small Capitalization Stock
    Portfolio
  Total Stock Market Portfolio
  Value Portfolio
Institutional Index Fund
International Equity Index Fund
  Emerging Markets Portfolio
  European Portfolio
  Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
  Energy Portfolio
  Gold & Precious Metals
    Portfolio
  Health Care Portfolio
  REIT Index Portfolio
  Utilities Income Portfolio
Tax-Managed Fund
  Capital Appreciation
    Portfolio
  Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
  U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Horizon Fund
  Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
  Conservative Growth
    Portfolio
  Growth Portfolio
  Income Portfolio
  Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
  Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
  Intermediate-Term Bond
    Portfolio
  Long-Term Bond Portfolio
  Short-Term Bond Portfolio
  Total Bond Market Portfolio
Fixed Income Securities Fund
  GNMA Portfolio
  High Yield Corporate Portfolio
  Intermediate-Term Corporate
    Portfolio
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term Corporate
    Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term Corporate
    Portfolio
  Short-Term Federal Portfolio
  Short-Term U.S. Treasury
    Portfolio
Municipal Bond Fund
  High-Yield Portfolio
  Insured Long-Term Portfolio
  Intermediate-Term Portfolio
  Limited-Term Portfolio
  Long-Term Portfolio
  Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
  U.S. Treasury Money Market
    Portfolio
Money Market Reserves
  Federal Portfolio
  Prime Portfolio
Municipal Bond Fund
  Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)

Q930-12/1997
(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARDGROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.